Exhibit 10.5

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT made as of September 11, 2025 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), by and between Amaze Holdings, Inc, a Nevada corporation (the “Pledgor”) and C/M Capital Master Fund, LP, a Delaware corporation, in its capacity as agent (“Collateral Agent”) for itself as an Investor and the Investors identified below (together with their respective successors and assigns).

WHEREAS, the Pledgor has executed and delivered to the Investors identified in that certain Purchase Agreement (as defined below) (and together with their successors and assigns and each other purchaser of a Note (as defined in the Purchase Agreement) and their respective successors and assigns, collectively the “Investors”) that the Note made by the Company in an original aggregate principal amount of up to $4,143,234.25, and subject to the terms and conditions of the Purchase Agreement may execute and deliver the Note, as defined and provided for under the Purchase Agreement dated as the date hereof (the “Note”), by and between the Pledgor and the Investors (as the same may be amended, restated, supplemented or otherwise modified, the “Purchase Agreement”);

WHEREAS, the Pledgor legally and beneficially owns the interests specified on Exhibit A hereto and, for each other corporation or other entity, the capital stock or other equity interests and securities (any, “Securities”) of which are owned or acquired by the Pledgor and described on an addendum hereto from time-to-time executed by the Pledgor in form and substance satisfactory to the Collateral Agent (each such entity is referred to herein as a “Pledge Entity” and collectively as the “Pledge Entities,” which shall include all subsidiaries of the Pledgor during the time this Agreement remains in effect); provided that the parties hereto agree that, as of the date hereof, the Pledge Entities specified on Exhibit A are the only Pledge Entities. The failure to execute an addendum shall not relieve the Pledgor of its obligation to pledge any after acquired Securities;

WHEREAS, pursuant to a Security Agreement dated as of the date hereof by and among the Collateral Agent, the Pledgor and the other entities party thereto as “Debtors” (as the same may be amended, restated, modified or supplement and in effect from time to time, the “Security Agreement”), the Pledgor and each other Debtor has granted the Collateral Agent, for the benefit of itself and the other Investors, a security interest in, lien upon and pledge of all of such Pledgor’s or other Debtor’s rights in such Pledgor’s or other Debtor’s Collateral (as defined in the Security Agreement), subject to Permitted Liens (as defined in the Note); and

WHEREAS, to induce the Investor to enter into the Purchase Agreement, to purchase the Note and any Additional Notes and to make the financial accommodations available to the Pledgor under the Purchase Agreement, and in order to secure the payment and performance by the Pledgor of the Obligations (as defined in the Security Agreement), the Pledgor has agreed to pledge to the Collateral Agent, for the benefit of itself and the other Investors, the Securities (the “Pledged Equity”) of the Pledge Entities now or hereafter owned or acquired by such Pledgor to secure the Obligations.

NOW, THEREFORE, in consideration of the premises and in order to induce the Investors to purchase the Notes under the Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby agrees with the Collateral Agent as follows:

1.               Defined Terms.

(a)             Unless otherwise defined or referenced herein, all capitalized words and phrases used herein shall have the meanings given them in the Purchase Agreement. In addition, as used herein:

“Obligations” shall mean all obligations arising under the Notes including but not limited to the principal, accrued interest, and other sums due under the Notes.

2.               Pledge.

(a)             The Pledgor hereby pledges, assigns, hypothecates, transfers, delivers and grants to the Collateral Agent, for the benefit of itself and the other Investors, a first lien on and first priority perfected security interest in (i) all of the Pledged Equity of the Pledge Entities now owned or hereafter acquired by such Pledgor (collectively, the “Pledged Interests”), (ii) any other shares of Pledged Equity hereafter pledged or referred to be pledged to the Collateral Agent pursuant to this Agreement; (iii) all “investment property” as such term is defined in §9-102(a)(49) of the UCC (as defined below) with respect thereto; (iv) any “security entitlement” as such term is defined in § 8-102(a)(17) of the UCC with respect thereto; (v) all books and records relating to the foregoing; and (vi) all Accessions and Proceeds (as each is defined in the UCC) of the foregoing, including, without limitation, all distributions (cash, stock, or otherwise), dividends, stock dividends, securities, cash, instruments, rights to subscribe, purchase, or sell, and other property, rights, and interest that such Pledgor is at any time entitled to receive or is otherwise distributed in respect of, or in exchange for, any or all of the Pledged Collateral (as defined below), and without affecting the obligations of the Pledgor under any provision of the Security Agreement, in the event of any consolidation or merger in which the Pledgor is not the surviving corporation, all shares of each class or Pledged Equity of the successor entity formed by or resulting from such consolidation or merger (the collateral described in clauses (i) through (vi) of this Section 2 being collectively referred to as the “Pledged Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. All of the Pledged Interests owned by the Pledgor, which are presently represented by certificates, are listed on Exhibit A hereto, which certificates, with undated assignments separate from the certificates or stock/membership interest powers duly executed in blank by such Pledgor and to the extent such certificates are available and not covered by an existing lien or pledge, or irrevocable proxies, are being delivered to the Collateral Agent simultaneously with the execution of this Agreement. Upon the creation or acquisition of any new Pledged Interests, to the extent such certificates are available and not covered by an existing lien or pledge, the Pledgor shall execute an Addendum in the form of Exhibit B attached hereto (a “Pledge Addendum”) and deliver the original certificates for the Pledge Equity to the Collateral Agent. Any Pledged Collateral described in a Pledge Addendum executed by the Pledgor shall thereafter be deemed to be listed on Exhibit A hereto. Upon delivery to the Collateral Agent, the Collateral Agent shall maintain possession and custody of the certificates representing the Pledged Interests and any additional Pledged Collateral.

(b)             Each Pledged Interest consisting of either (i) a membership interest in a Person that is a limited liability company or (ii) a partnership interest in a Person that is a partnership (if any) (1) is not and will not be evidenced by a certificate and (2) is not and will not be deemed a “security” governed by Article 8 of the UCC.

3.               Representations and Warranties of Pledgor. The Pledgor represents and warrants to the Collateral Agent, and covenants with the Collateral Agent, that:

(a)             Exhibit A sets forth (i) the authorized capital stock, shares and other equity interests of each Pledge Entity, (ii) the number of shares of capital stock, shares and other equity interests of each Pledge Entity that are issued and outstanding as of the date hereof, and (iii) the percentage of the issued and outstanding shares of capital stock and other equity interests of each Pledge Entity held by such Pledgor. Such Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Interests of such Pledgor, and such shares or other equity interests are and will remain free and clear of all pledges, liens, security interests and other encumbrances and restrictions whatsoever, except the Permitted Liens (as defined in the Note) and security interests in favor of the Collateral Agent created by this Agreement.

(b)             Except as set forth on Exhibit A, there are no outstanding options, warrants or other similar agreements with respect to the Pledged Interests or any of the other Pledged Collateral;

(c)             This Agreement is the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms except to the extent that such enforceability is subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and moratorium laws and other laws of general application affecting enforcement of creditors’ rights generally, or the availability of equitable remedies, which are subject to the discretion of the court before which an action may be brought;

(d)             The Pledged Interests have been duly and validly authorized and issued, are fully paid and non-assessable, and the Pledged Interests listed on Exhibit A, as of the date hereof, and as of the date of any Pledge Addendum, constitute all of the issued and outstanding capital stock, shares or other equity interests of the Pledge Entities;

(e)             No consent, approval or authorization of or designation or filing with any Governmental Authority on the part of the Pledgor is required in connection with the pledge and security interest granted under this Agreement (other than financing statements to be filed pursuant to Section 26 below) which consent, approval, authorization, designation or filing has not been made as of the date hereof;

(f)              The execution, delivery and performance of this Agreement will not violate (i) any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any Governmental Authority, which are applicable to the Pledgor, (ii) the articles or certificate of incorporation, certificate of formation, bylaws or any other similar organizational documents of the Pledgor or any Pledge Entity or (iii) any securities issued by the Pledgor or any Pledge Entity of any mortgage, indenture, lease, contract, or other agreement, instrument or undertaking to which the Pledgor or any Pledge Entity is a party or which is binding upon the Pledgor or any Pledge Entity or upon any of the assets of the Pledgor or any Pledge Entity, and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of the Pledgor or any Pledge Entity, except as otherwise contemplated by this Agreement;

(g)             The pledge, assignment and delivery of the Pledged Interests and the other Pledged Collateral pursuant to this Agreement creates a valid first lien on and perfected first priority security interest in such Pledged Interests and Pledged Collateral and the proceeds thereof in favor of the Collateral Agent. Until this Agreement is terminated pursuant to Section 11 hereof, the Pledgor covenants and agrees that it will defend, for the benefit of the Collateral Agent and each other Investor, the Collateral Agent’s right, title and security interest in and to the Pledged Interests, the other Pledged Collateral and the proceeds thereof against the claims and demands of all other Persons; and

(h)             Neither the Pledgor nor any Pledge Entity (i) will become a Person whose property or interests in property are blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism (66 Fed. Reg. 49079(2001), (ii) will engage in any dealings or transactions prohibited by Section 2 of such executive order, or (iii) will otherwise become a Person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other Office of Foreign Asset Control regulation or executive order.

4.               Dividends, Distributions, Etc. If, prior to irrevocable repayment in full of the Obligations (other than Obligations which expressly survive termination of this Agreement by their terms which shall include without limitation any contingent indemnification Obligations), the Pledgor shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization, merger or consolidation), or any options or rights, whether as an addition to, in substitution for, or in exchange for any of the Pledged Interests or otherwise, such Pledgor agrees, in each case, to accept the same as the Collateral Agent’s agent and to hold the same in trust for the Collateral Agent, and to deliver the same promptly to the Collateral Agent in the exact form received, with the endorsement of such Pledgor when necessary and/or with appropriate undated assignments separate from certificates or stock powers duly executed in blank, to be held by the Collateral Agent subject to the terms hereof, as additional Pledged Collateral. The Pledgor shall promptly deliver to the Collateral Agent (i) a Pledge Addendum with respect to such additional certificates, and (ii) any financing statements or amendments to financing statements as requested by the Collateral Agent. The Pledgor hereby authorizes the Collateral Agent to attach each such Pledge Addendum to this Agreement. Except as provided in Section 5(b) below, all sums of money and property so paid or distributed in respect of the Pledged Interests which are received by the Pledgor shall, until paid or delivered to the Collateral Agent, be held by the Pledgor in trust as additional Pledged Collateral.

5.               Voting Rights; Dividends; Certificates.

(a)             So long as no Event of Default (as defined in the Notes) has occurred and is continuing, the Pledgor shall be entitled (subject to the other provisions hereof, including, without limitation, Section 8 below) to exercise its voting and other consensual rights with respect to the Pledged Interests and otherwise exercise the incidents of ownership thereof in any manner not inconsistent with this Agreement, the Purchase Agreement and/or any of the other Transaction Documents. The Pledgor hereby grants to the Pledgee or its nominee, an irrevocable proxy to exercise all voting, corporate and limited liability company rights relating to the Pledged Interests in any instance, which proxy shall be effective, at the reasonable discretion of the Collateral Agent, upon the occurrence and during the continuance of an Event of Default. Upon the request of the Collateral Agent at any time, the Pledgor agrees to deliver to the Collateral Agent such further evidence of such irrevocable proxy or such further irrevocable proxies to vote the Pledged Interests as the Collateral Agent may request.

(b)             So long as no Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to receive cash dividends or other distributions made in respect of the Pledged Interests, to the extent permitted to be made pursuant to the terms of the Notes and the Purchase Agreement. Upon the occurrence and during the continuance of an Event of Default, in the event that the Pledgor, as record and beneficial owner of the Pledged Interests, shall have received or shall have become entitled to receive, any cash dividends or other distributions in the ordinary course, such Pledgor shall deliver to the Collateral Agent, and the Collateral Agent shall be entitled to receive and retain, for the benefit of itself and the other Investors, all such cash or other distributions as additional security for the Obligations.

(c)             Subject to any sale or other disposition by the Collateral Agent of the Pledged Interests, any other Pledged Collateral or other property pursuant to this Agreement, upon the indefeasible full payment, satisfaction and termination of all of the Obligations (other than Obligations which expressly survive termination of this Agreement by their terms which shall include without limitation any contingent indemnification Obligations) and the termination of this Agreement pursuant to Section 11 hereof and of the liens and security interests hereby granted, the Pledged Interests, the other Pledged Collateral and any other property then held as part of the Pledged Collateral in accordance with the provisions of this Agreement shall be promptly returned to the Pledgor or to such other Persons as shall be legally entitled thereto.

(d)             The Pledgor shall cause all Pledged Interests (other than the Pledged Interests consisting of limited liability company and partnership interests) to be certificated at all times while this Agreement is in effect.

6.               Rights of Collateral Agent. The Collateral Agent shall not be liable for failure to collect or realize upon the Obligations or any collateral security or guaranty therefor, or any part thereof, or for any delay in so doing, nor shall the Collateral Agent be under any obligation to take any action whatsoever with regard thereto. Any or all of the Pledged Interests held by the Collateral Agent hereunder may, if an Event of Default has occurred and is continuing, without notice, be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter without notice exercise all voting and corporate rights at any meeting with respect to any Pledge Entity and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Interests as if it were the absolute owner thereof, including, without limitation, the right to vote in favor of, and to exchange at its discretion any and all of the Pledged Interests upon the merger, consolidation, reorganization, recapitalization or other readjustment with respect to any Pledge Entity or upon the exercise by any Pledge Entity, the Pledgor or the Collateral Agent of any right, privilege or option pertaining to any of the Pledged Interests, and in connection therewith, to deposit and deliver any and all of the Pledged Interests with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may reasonably determine, all without liability except to account for property actually received by the Collateral Agent, but the Collateral Agent shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

7.               Remedies. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the Uniform Commercial Code) of the jurisdiction applicable to the affected Pledged Collateral from time-to-time (“UCC”). Without limiting the foregoing, the Collateral Agent may, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Pledgor or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived), upon the occurrence and during the continuance of an Event of Default forthwith collect, receive, appropriate and realize upon the Pledged Collateral, or any part thereof, and/or may forthwith date and otherwise fill in the blanks on any assignments separate from certificates or stock powers or otherwise sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver said Pledged Collateral, or any part thereof, in one or more portions at one or more public or private sales or dispositions, at any exchange or broker’s board or at any of the Collateral Agent’s offices or elsewhere upon such terms and conditions as the Collateral Agent may deem advisable and at such prices as it may deem best, for any combination of cash and/or securities or other property or on credit or for future delivery without assumption of any credit risk, with the right to the Collateral Agent upon any such sale, public or private, to purchase the whole or any part of said Pledged Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived or released. The Collateral Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization, sale or disposition, after deducting all costs and expenses of every kind incurred therein or incidental thereto pursuant to Section 5.11(c) of the Security Agreement. The Pledgor shall remain liable for any deficiency remaining unpaid after such application. Only after so paying over such net proceeds and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-608 of the UCC (Application of Proceeds of Collection or Enforcement; Liability for Deficiency and Right to Surplus), need the Collateral Agent account for the surplus, if any, to the Pledgor. The Pledgor agrees that the Collateral Agent need not give more than 10 days’ notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to the Pledgor if after default it has signed a statement renouncing or modifying any right to notification of sale or other intended disposition. Notwithstanding any provision in any shareholder’s agreement or any applicable laws to the contrary, the Pledgor acknowledge and agrees that the Pledgor may pledge to the Collateral Agent all of the Pledgor’s right, title and interest in all of the Pledge Entities, and upon foreclosure the successful bidder (which may include the Collateral Agent) will be deemed admitted as a member and/or shareholder, as applicable, of each Pledge Entity, and will automatically succeed to all of the Pledgor’s right, title and interest, including without limitation, the Pledgor’s limited liability company and equity interests, right to vote and participate in the management and business affairs of the Pledge Entities, right to a share of the profits and losses of the Pledge Entities and right to receive distributions from the Pledge Entities.

8.               No Disposition, Etc. Until the irrevocable payment in full, satisfaction or expiration of the Obligations (other than Obligations which expressly survive termination of this Agreement by their terms which shall include without limitation any contingent indemnification Obligations), the Pledgor agrees that it will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Interests or any other Pledged Collateral, nor will the Pledgor create, incur or permit to exist any lien or other encumbrance with respect to any of the Pledged Interests or any other Pledged Collateral, or any interest therein, or any proceeds thereof, except for the lien and security interest of the Collateral Agent provided for by this Agreement and the Security Agreement.

9.               Sale of Pledged Interests.

(a)             The Pledgor recognizes that the Collateral Agent may be unable to effect a public sale or disposition (including, without limitation, any disposition in connection with a merger of a Pledge Entity) of any or all the Pledged Interests by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, but may be compelled to resort to one or more private sales or dispositions thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale or disposition may result in prices and other terms (including the terms of any securities or other property received in connection therewith) less favorable to the seller than if such sale or disposition were a public sale or disposition and the Pledgor agrees that it is not commercially unreasonable for the Collateral Agent to engage in any such private sales or dispositions under such circumstances. The Collateral Agent shall be under no obligation to delay a sale or disposition of any of the Pledged Interests in order to permit the Pledgor or a Pledge Entity to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Pledgor or a Pledge Entity would agree to do so.

(b)             The Pledgor further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sales or dispositions of the Pledged Interests valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all Governmental Authorities, domestic or foreign, having jurisdiction over any such sales or dispositions, all at such Pledgor’s expense; provided that the Pledgor shall not have any obligation to register the Pledged Interests as securities under the Securities Act or the applicable state securities laws solely by virtue of this Section 9(b). The Pledgor further agrees that a breach of any of the covenants contained in Sections 4, 5(a), 5(b), 8, 9 and 24 will cause irreparable injury to the Collateral Agent and that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, agrees, without limiting the right of the Collateral Agent to seek and obtain injunctive relief and/or specific performance of other obligations of the Pledgor contained in this Agreement, that each and every covenant referenced above shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants. The Collateral Agent shall not be required to post a bond or other security as a condition of obtaining equitable relief.

(c)             The Pledgor further agrees to indemnify and hold harmless the Collateral Agent and each other Investor, their respective successors and assigns and all of their collective officers, directors, shareholders, members, managers, partners, employees, attorneys and agents, and any Person in control of any thereof (collectively, the “Indemnitees”), from and against any loss, liability, claim, damage and expense, including, without limitation, legal fees and expenses (in this paragraph collectively called the “Indemnified Liabilities”), under federal and state securities laws or otherwise insofar as such Indemnified Liability (i) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or offering memorandum or in any preliminary prospectus or preliminary offering memorandum or in any amendment or supplement to any thereof or in any other writing prepared by the Pledgor in connection with the offer, sale or resale of all or any portion of the Pledged Collateral unless such untrue statement of material fact was provided by the Collateral Agent, in writing, specifically for inclusion therein, or (ii) arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, such indemnification to remain operative regardless of any investigation made by or on behalf of the Collateral Agent or any successor thereof, or any Person in control of any thereof. In connection with a public sale or other distribution, the Pledgor will provide customary indemnification to any underwriters, their successors and assigns, officers and directors and each Person who controls any such underwriter (within the meaning of the Securities Act). If and to the extent that the foregoing undertakings in this paragraph may be unenforceable for any reason, the Pledgor agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligations of the Pledgor under this Section 9(c) shall survive any termination of this Agreement to the maximum extent permitted by applicable law.

(d)             The Pledgor further agrees not to exercise any and all rights of subrogation it may have against a Pledge Entity upon the sale or disposition of all or any portion of the Pledged Collateral by the Collateral Agent pursuant to the terms of this Agreement until the termination of this Agreement in accordance with Section 11 below.

(e)             The Pledgor and each Pledge Entity further covenants and agrees not to, and to cause each of its Subsidiaries not to: (i) engage in a Fundamental Transaction (as defined in the Note(s)) with respect to any such entity unless the gross proceeds therefrom are paid to the Secured Parties to prepay the Note(s), provided that for avoidance of doubt if there are no gross proceeds to the Company, neither the Company nor the Pledge Entity nor any of their respective Subsidiaries shall enter into any agreement or arrangement with respect to a Fundamental Transaction; or (ii) sell, transfer, dispose of or encumber any assets other than pursuant to the sale of product inventory or the grant of licenses for services and related software in the ordinary course of business, or sell, transfer, encumber, or issue capital stock in any Subsidiary; or (iii) enter into an agreement or arrangement which contemplates or would result in the occurrence of any of the foregoing.

10.            No Waiver; Cumulative Remedies. The Collateral Agent shall not by any act, delay, omission or otherwise be deemed to have waived any of its remedies hereunder, and no waiver by the Collateral Agent shall be valid unless in writing and signed by the Collateral Agent, and then only to the extent therein set forth. A waiver by the Collateral Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent would otherwise have on any further occasion. No course of dealing between the Pledgor and the Collateral Agent or any other Investor, and no failure to exercise, nor any delay in exercising on the part of the Collateral Agent or any other Investor of, any right, power or privilege hereunder or under the other Transaction Documents shall impair such right or remedy or operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law or in the Purchase Agreement.

11.            Termination. This Agreement and the liens and security interests granted hereunder shall automatically terminate without further action by the Pledgor and the Collateral Agent, at the Pledgor’s sole reasonable cost and reasonable expense, shall immediately return any Pledged Interests or other Pledged Collateral then held by the Collateral Agent in accordance with the provisions of this Agreement to the Pledgor upon the full and complete performance and indefeasible satisfaction of all of the Obligations (other than Obligations which expressly survive by their terms which shall include without limitation any contingent indemnification Obligations).

12.            Possession of Collateral. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Interests in the physical possession of the Collateral Agent pursuant hereto, neither the Collateral Agent, nor any nominee of the Collateral Agent, shall have any duty or liability to collect any sums due in respect thereof or to protect, preserve or exercise any rights pertaining thereto (including any duty to ascertain or take action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to the Pledged Collateral and any duty to take any necessary steps to preserve rights against any parties with respect to the Pledged Collateral), and shall be relieved of all responsibility for the Pledged Collateral upon surrendering them to the Pledgor. The Pledgor assumes the responsibility for being and keeping itself informed of the financial condition of a Pledge Entity and of all other circumstances bearing upon the risk of non-payment of the Obligations, and the Collateral Agent shall have no duty to advise the Pledgor of information known to the Collateral Agent regarding such condition or any such circumstance. The Collateral Agent shall have no duty to inquire into the powers of a Pledge Entity or its officers, directors, managers, members, partners or agents thereof acting or purporting to act on its behalf.

13.            Taxes and Expenses. The Pledgor will pay to the Collateral Agent within the Applicable Time Frame (as hereafter defined) (a) any stamp, excise, sales or other taxes (excluding income taxes, franchise taxes or other taxes levied on gross earnings, profits, income or the like of the Collateral Agent) payable or ruled payable by any Governmental Authority with respect to any of the Pledged Collateral or in connection with any of the transactions contemplated by this Agreement, together with interest and penalties, if any, and (b) all expenses, including the fees and expenses of counsel for the Collateral Agent and of any experts or agents that the Collateral Agent may incur in connection with (i) the administration, modification or amendment of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder, or (iv) the failure of the Pledgor to perform or observe any of the provisions hereof. For purposes hereof, the term “Applicable Time Frame” means the earlier of (a) 10 days after the Collateral Agent’s written demand for such payment and (b) the date set forth in the Collateral Agent’s written demand for such payment if such payment is required to be made by the Collateral Agent prior to the 10 day period referred to in the foregoing clause “(a).”

14.            The Collateral Agent Appointed Attorney-In-Fact. The Pledgor hereby irrevocably appoints the Collateral Agent as such Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Collateral Agent’s discretion, to take any action and to execute any instrument that the Collateral Agent deems necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to such Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, when and to the extent permitted by this Agreement; provided that the power of attorney granted hereunder shall only be exercised by the Collateral Agent after the occurrence and during the continuance of an Event of Default.

15.            Governing Law; Exclusive Jurisdiction; No Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Pledge Agreement shall be governed by the Security Agreement. Any action, proceeding or claim arising out of, or relating in any way to, this Agreement shall be subject to the exclusive jurisdiction of the courts as provided in the Security Agreement. Each party hereby irrevocable waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection herewith or arising out of this agreement or any transaction contemplated hereby.

16.            Counterparts. This Agreement may be executed in two or more identical counterparts, all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile, .pdf or similar electronically transmitted signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

17.            Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

18.            Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

19.            Entire Agreement; Amendments. This Agreement, together with the other transaction documents, supersedes all other prior oral or written agreements between the Pledgor, the Pledgees, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this agreement, together with the other transaction documents and the other instruments referenced herein and therein, contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Collateral Agent nor the Pledgor makes any representation, warranty, covenant or undertaking with respect to such matters. As of the date of this Agreement, there are no unwritten agreement between the parties with respect to the matters discussed herein. Except as set forth in Section 2(a) hereof, no provision of this Agreement may be amended, modified or supplemented other than by an instrument in writing signed by the Pledgor and the Required Holders (as defined in the Purchase Agreement).

20.            Notices. All notices, approvals, requests, demands and other communications hereunder shall be delivered or made in the manner set forth in, and shall be effective in accordance with the terms of, the Purchase Agreement, in the case of communications to the Collateral Agent, directed to the notice address set forth in the Security Agreement.

21.            Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any subsequent holder(s) of the Notes. The Pledgor shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Collateral Agent. The Collateral Agent may assign its rights hereunder without the consent of the Pledgor or any Investor (including any Person who becomes an Investor after the date hereof), in which event such assignee shall be deemed to be the Collateral Agent hereunder with respect to such assigned rights.

22.            No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and assigns including any other Investor, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

23.            Survival. All representations, warranties, covenants and agreements of the Pledgor and the Collateral Agent shall survive the execution and delivery of this Agreement.

24.            Further Assurances. The Pledgor agrees that it will, at any time and from time to time upon the written request of the Collateral Agent, execute and deliver all assignments separate from certificates or stock powers, financing statements and such further documents and do such further acts and things as the Collateral Agent may reasonably request consistent with the provisions hereof in order to carry out the intent and accomplish the purpose of this Agreement and the consummation of the transactions contemplated hereby.

25.            No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

26.            Collateral Agent Authorized. The Pledgor hereby authorizes the Collateral Agent to file one or more financing or continuation statements and amendments thereto (or similar documents required by any laws of any applicable jurisdiction) relating to all or any part of the Pledged Interests or other Pledged Collateral without the signature of such Pledgor.

27.            Collateral Agent Acknowledgement. The Pledgor acknowledges receipt of an executed copy of this Agreement. The Pledgor waives the right to receive any amount that it may now or hereafter be entitled to receive (whether by way of damages, fine, penalty, or otherwise) by reason of the failure of the Collateral Agent to deliver to the Pledgor a copy of any financing statement or any statement issued by any registry that confirms registration of a financing statement relating to this Agreement.

28.            Collateral Agent. The terms and provisions of the Security Agreement which set forth the appointment and indemnification of C/M Capital Master Fund, LP as Collateral Agent are hereby incorporated by reference herein as if fully set forth herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their duly authorized officers on the date first above written.

PLEDGOR:

Amaze Holdings, Inc,

a Nevada corporation

By: /s/ Aaron Day

Name: Aaron Day

Title: Chief Executive Officer

Amaze Software, Inc,
a Delaware corporation

By: /s/ Aaron Day

Name: Aaron Day

Title: Chief Executive Officer

Baxter Collective, Inc,
a Delaware corporation

By: /s/ Aaron Day

Name: Aaron Day

Title: Chief Executive Officer

COLLATERAL AGENT:

C/M Capital Master Fund, LP, a Delaware entity, in its capacity as agent for the Investors

By: /s/ Jonathan Juchno

Name: Jonathan Juchno

Title: Managing Partners

ACKNOWLEDGEMENT

Each of the undersigned hereby (i) acknowledges receipt of a copy of the foregoing Pledge Agreement, (ii) waives any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any Pledged Interests (as defined therein) in the name of the Collateral Agent or its nominee or the exercise of voting rights by the Collateral Agent and (iii) agrees promptly to note on its books and records the grant of the security interest in the stock or other equity interests of the undersigned as provided in such Pledge Agreement.

Dated: September 11, 2025

Amaze Software, Inc,

By: /s/ Aaron Day

Name: Aaron Day

Title: Chief Executive Officer

Amaze Holding Company LLC,

By: /s/ Aaron Day

Name: Aaron Day

Title: Chief Executive Officer

Famous Industries Pty. Ltd.,

By: /s/ Aaron Day

Name: Aaron Day

Title: Chief Executive Officer

Baxter Collective, Inc.

By: /s/ Aaron Day

Name: Aaron Day

Title: Chief Executive Officer

Baxter Collective Ltd.,

By: /s/ Aaron Day

Name: Aaron Day

Title: Chief Executive Officer

Adifex Holdings LLC,

By: /s/ Aaron Day

Name: Aaron Day

Title: Chief Executive Officer

Amaze Creator Content Company LLC,

By: /s/ Aaron Day

Name: Aaron Day

Title: Chief Executive Officer

EXHIBIT A

to Pledge Agreement

Description of Pledged Interests or Units

Pledgor	Name of Pledge Entity	Class	Stock or Unit Certificate No. or Book Entry	Percentage of Units Held by Pledgor

EXHIBIT B

to Pledge Agreement

Addendum to Pledge Agreement

The undersigned, being the Pledgor pursuant to that certain Pledge Agreement dated as of September ___, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”) in favor of the holders of those certain Notes (as defined in the Pledge Agreement), with C/M Capital Master Fund, LP , a business entity organized under the laws of the Cayman Islands, acting as Collateral Agent (as defined in the Pledge Agreement), by executing this Addendum, hereby acknowledges that the Pledgor has acquired and legally and beneficially owns all of the issued and outstanding shares of capital stock of __________________, a _______ [corporation/limited liability company/other entity] (“Company”) described below (the “Shares”). The Pledgor hereby agrees and acknowledges that the Shares shall be deemed Pledged Interests pursuant to the Pledge Agreement. The Pledgor hereby represents and warrants to the Pledgee that (i) all of the capital stock of the Company now owned by the Pledgor is presently represented by the certificates listed below, which certificates, with undated assignments separate from certificate or stock powers duly executed in blank by the Pledgor, are being delivered to the Collateral Agent, simultaneously herewith (or have been previously delivered to the Collateral Agent), and (ii) after giving effect to this addendum, the representations and warranties set forth in Section 3 of the Pledge Agreement are true, complete and correct as of the date hereof.

Pledged Interests

Name of the Pledge Entity	Class of Equity Interest	Certificate No.	Percentage of Units Held by Pledgor

IN WITNESS WHEREOF, Pledgor has executed this Addendum this _____ day of ____________.

Amaze Holdings, Inc

By:

Name:

Title: